Exhibit 99.1

Seadrill Announces Appointment of Samir Ali as CEO

March 12, 2026

Seadrill Limited (“Seadrill” or the “Company”) (NYSE: SDRL) today announced a leadership change, effective immediately. Samir Ali, Executive Vice President, Chief Commercial Officer, has been appointed President and Chief Executive Officer, succeeding Simon Johnson.

Julie J. Robertson, Chair of the Board of Seadrill, commented:

“The Board is confident that Samir is the right leader to guide Seadrill forward. Since joining the company, he has demonstrated strong leadership, deep industry knowledge, and a clear commitment to operational excellence. We look forward to working closely with him as Seadrill continues to build on its strong foundation. I stand ready to provide Samir whatever support he needs as he makes this transition to CEO.”

Samir Ali has served as Executive Vice President, Chief Commercial Officer of the Company since August 2022. Prior to joining the Company, Mr. Ali was with Diamond Offshore, most recently serving as Vice President of Investor Relations and Corporate Development. He previously held roles as a Debt and Equity Investment Portfolio Manager at Bain Capital and as an Investment Banker at Simmons & Company.

About Seadrill

Seadrill is setting the standard in deepwater oil and gas drilling. With its modern fleet, experienced crews, and advanced technologies, Seadrill safely, efficiently, and responsibly unlocks oil and gas resources for national, integrated, and independent oil companies. For further information, visit www.seadrill.com.

Forward-Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this news release, including, without limitation, those regarding the Company’s CEO transition and search for a permanent CEO, plans, strategies, business prospects, financial performance, operations, and rig activity, including with respect to backlog and contract commencement dates and durations, and changes and trends in its business and the markets in which it operates, are forward-looking statements. These forward-looking statements can often, but not necessarily, be identified by the use of forward-looking terminology, including the terms “assumes”, “projects”, “forecasts”, “estimates”, “expects”, “anticipates”, “believes”, “plans”, “intends”, “may”, “might”, “will”, “would”, “can”, “could”, “should” or, in each case, their negative, or other variations or comparable terminology. These statements are based on management’s current plans, expectations, assumptions and beliefs concerning future events impacting the Company and therefore involve a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: those described under Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2026, and other important factors described from time to time in the reports filed or furnished by us with the SEC.

The foregoing risks and uncertainties are beyond our ability to control, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement. We expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations or beliefs with regard to the statement or any change in events, conditions or circumstances on which any forward-looking statement is based, except as required by law.

Kevin Smith

Vice President – Corporate Finance and Investor Relations

ir@seadrill.com